UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number  811-22442
                                                     -----------

                    First Trust High Income Long/Short Fund
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
   --------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
   --------------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                      Date of fiscal year end:  October 31
                                               ------------

                   Date of reporting period:  October 31, 2010
                                             ------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


[LOGO OMITTED]   FIRST TRUST




                                                         First Trust
                                                         High Income
                                                     Long/Short Fund



[GRAPHIC OMITTED]



                                                  ANNUAL REPORT
                                                  For the period
                                                September 27, 2010
                                           (Commencement of Operations)
                                                to October 31, 2010

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                  FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 ANNUAL REPORT
                                OCTOBER 31, 2010

areholder Letter............................................................   1
At A Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Schedule of Forward Foreign Currency Contracts..............................  12
Statement of Assets and Liabilities.........................................  13
Statement of Operations.....................................................  14
Statement of Changes in Net Assets..........................................  15
Statement of Cash Flows.....................................................  16
Financial Highlights........................................................  17
Notes to Financial Statements...............................................  18
Report of Independent Registered Public Accounting Firm.....................  25
Additional Information......................................................  26
Board of Trustees and Officers..............................................  28
Privacy Policy..............................................................  31


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or MacKay Shields LLC ("MacKay" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

                FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 ANNUAL REPORT
                                OCTOBER 31, 2010

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust High Income Long/Short Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. While the past two years have been challenging, successful investors understand that having a long-term investment perspective through all kinds of markets can help them reach their investing goals. First Trust is a long-term investor and investment manager, and we will continue to bring investments we believe fit investors with long-term goals.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success, and we remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. In addition to going over your investment plan, you may want to talk to your advisor about the investments First Trust offers that might also fit your financial plan.

At First Trust, we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

James A. Bowen
President of First Trust High Income Long/Short Fund

First Trust High Income Long/Short Fund
"AT A GLANCE"
October 31, 2010 (Unaudited)


--------------------------------------------------------------------------------
Fund Statistics
--------------------------------------------------------------------------------

 Symbol on New York Stock Exchange                                        FSD
 Common Share Price                                                    $20.01
 Common Share Net Asset Value ("NAV")                                  $19.57
 Premium (Discount) to NAV                                               2.25%
 Net Assets Applicable to Common Shares                          $662,603,986
 Current Monthly Distribution per Common Share (1)                    $0.1335
 Current Annualized Distribution per Common Share                     $1.6020
 Current Distribution Rate on Closing Common Share Price (2)             8.01%
 Current Distribution Rate on NAV (2)                                    8.19%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                Common Share Price & NAV (weekly closing price)
--------------------------------------------------------------------------------

                          [CHART OMITTED]

              Common Share Price     NAV
9/28/2010           20.00            19.07
10/1/2010           20.15           19.07
10/8/2010           20.01           19.22
10/15/2010          20.10           19.32
10/22/2010          20.02           19.41
10/31/2010          20.01           19.57


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
Performance(3)
--------------------------------------------------------------------------------------------------------

                                                                                Cumulative Total Return
                                                                                 Inception (9/27/2010)
                                                                                    to 10/31/2010
 FUND PERFORMANCE (3)
 NAV                                                                                    2.46%
 Market Value                                                                           0.05%
 INDEX PERFORMANCE
 Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index              2.09%
--------------------------------------------------------------------------------------------------------



------------------------------------------------------
                                    % of Long-Term
Industry Classification               Investments
------------------------------------------------------
 Services                               21.5%
 Banking                                10.6
 Basic Industry                         10.2
 Energy                                  9.7
 Financial Services                      8.2
 Automotive                              6.7
 Capital Goods                           6.5
 Insurance                               6.5
 Telecommunications                      4.6
 Utility                                 4.3
 Technology & Electronics                3.8
 Media                                   2.9
 Healthcare                              2.0
 Consumer Cyclical                       1.5
 Consumer Non-Cyclical                   0.5
 Mortgage Backed                         0.5
----------------------------------------------
    Total                              100.0%
                                      ========



--------------------------------------------------------------------------
                                                         % of Long-Term
 Asset Classification                                       Investments
--------------------------------------------------------------------------
 Corporate Bonds and Notes                                     81.9%
 Foreign Bonds and Notes                                       14.5
 Convertible Preferred Securities                               2.4
 Collateralized Mortgage Obligations                            0.6
 Asset-Backed Securities                                        0.6
---------------------------------------------------------------------
     Total                                                    100.0%
                                                              =======



-------------------------------------------
                             % of Long
                            Fixed-Income
Credit Quality (4)          Investments
-------------------------------------------
 BBB- and above                7.0%
 BB                           23.4
 B                            56.2
 CCC and below                11.2
 NR                            2.2
-------------------------------------
 Total                       100.0%
                             ========

-------------------------------------------
                           % of Total
Country Exposure          Investments
-------------------------------------------
 United States                84.9%
 United Kingdom                3.8
 Netherlands                   3.0
 Australia                     1.5
 Canada                        1.5
 Germany                       1.4
 Liberia                       0.8
 Luxembourg                    0.7
 Ireland                       0.6
 Finland                       0.5
 France                        0.5
 Bermuda                       0.4
 Cayman Islands                0.4
-------------------------------------
   Total                     100.0%
                             ========


(1) Most recent distribution paid or declared through 10/31/2010. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns and are not annualized for periods less than one year. Total returns do not reflect sales load. Past performance is not indicative of future results.

(4) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

--------------------------------------------------------------------------------
                              Portfolio Commentary
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND - FSD
                                OCTOBER 31, 2010

                                  SUB-ADVISOR

MacKay Shields LLC is a registered investment adviser founded in 1938, and is Sub-Advisor to First Trust High Income Long/Short Fund (the "Fund"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of October 31, 2010, MacKay Shields had approximately $53 billion in assets under management.

FIRST TRUST HIGH INCOME LONG/SHORT FUND
The First Trust High Income Long/Short Fund commenced trading on September 30, 2010. The Fund's primary investment objective is to provide current income. As a secondary objective, the Fund seeks capital appreciation. The Fund is designed to give investors a portfolio for varying market cycles and economic conditions. In an expanding economy, the strategy of buying U.S. and foreign (including emerging markets) high-yield corporate securities that are rated below investment-grade is designed to generate monthly income and capital appreciation (total return over the long term). However, if the market takes a downturn, the "short" strategy of having sold borrowed securities that the High Yield Active Core investment team ("Investment Team") of MacKay Shields LLC ("MacKay Shields" or the "Sub-Advisor") believes could decline in price, may help lessen the impact of a significant net asset value decline.

                           PORTFOLIO MANAGEMENT TEAM

DAN ROBERTS, PHD
SENIOR MANAGING DIRECTOR, CHIEF STRATEGIST, HIGH YIELD ACTIVE CORE DIVISION

Mr. Roberts has 27 years of investment experience. During Mr. Roberts' career, he has served as a Chief Investment Officer/Managing Director and head of several fixed-income groups. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from University of Iowa. In October 2004, Mr. Roberts joined MacKay Shields as Head of High Yield Active Core Portfolio Management when the firm acquired the high yield and global high yield assets of Pareto Partners.

LOUIS N. COHEN, CFA
MANAGING DIRECTOR, DIRECTOR OF RESEARCH, HIGH YIELD ACTIVE CORE DIVISION

Mr. Cohen has 28 years of investment experience. During his career, Mr. Cohen has served as a Core/Core Plus Portfolio Manager and was Co-Chairman of a Credit Committee. He has extensive credit experience, beginning in a Commercial Banking Department. He began to specialize in fixed-income in 1981, and became a fixed-income credit manager at several major firms. With experience in the fixed-income markets since 1978, Mr. Cohen is a past President of the Capital Markets Credit Analyst Society and a member of the New York Society of Security Analysts. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst designation. Mr. Cohen joined MacKay Shields in October 2004 as a Director of Research and portfolio manager for Core Plus Opportunities when the firm acquired the high yield and global high yield assets of Pareto Partners.

MICHAEL KIMBLE, CFA
MANAGING DIRECTOR, CO-HEAD OF HIGH YIELD PORTFOLIO MANAGEMENT,
HIGH YIELD ACTIVE CORE DIVISION

Mr. Kimble has 22 years of investment experience. During Mr. Kimble's career, he has served as a fixed-income credit analyst, a high-yield bond analyst and a portfolio manager. He has also been Co-Chairman of a Credit Committee. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations. Mr. Kimble received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. He also holds the Chartered Financial Analyst designation. Mr. Kimble joined MacKay Shields in October 2004 as Director and Co-Head of High Yield portfolio management when the firm acquired the high yield and global high yield assets of Pareto Partners.

TAYLOR WAGENSEIL
MANAGING DIRECTOR, CO-HEAD OF HIGH YIELD PORTFOLIO MANAGEMENT,
HIGH YIELD ACTIVE CORE DIVISION

Mr. Wagenseil has 27 years of investment experience. During his career, Mr. Wagenseil has served as a specialist in troubled loan workouts and recoveries. He headed a High Yield Commercial Paper Research department and has been a managing director of a Financial Restructuring Group. He was a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and an MBA

--------------------------------------------------------------------------------
                       Portfolio Commentary - (Continued)
--------------------------------------------------------------------------------


(finance) from the Harvard Business School. Mr. Wagenseil joined MacKay Shields in October 2004 as Director and Co-Head of High Yield portfolio management after the firm acquired the high yield and global high yield assets of Pareto Partners.

MARKET RECAP
The First Trust High Income Long/Short Fund (the "Fund") commenced on September 27, 2010. This commentary is for the period beginning on that date and ending on October 31, 2010.

The Bank of America Merrill Lynch High Yield Master II Constrained Index, the Fund's benchmark index, posted a gain of 2.40% for the month of October. Risk assets (which includes all investments not backed by a government and refers to risk characteristics of varying degrees) continued their rally with the Standard & Poor's 500 Index ("S&P 500") returning 3.81%, the MSCI EAFE Index up 3.61%, and emerging market debt, as represented by Barclays Capital Emerging Markets Index, up 1.67%. Further down the risk spectrum, investment-grade credit rose only 0.13%. By comparison, the 10-year U.S. Treasury fell -0.57% and its yield rose 10 basis points (bps).

The rally in risk assets continues because the world economy is still growing. That being said, because the U.S. currently seems to be a weak link in the chain of global growth, financial markets have been particularly sensitive to U.S. economic data. On that front, October data was encouraging. The October ISM manufacturing survey was 56.9, up from 54.4 in September and higher than market analysts collective expectation of 54.3. Wal-Mart, the world's largest retailer, stated that it expects sales will rise in the fourth quarter, as U.S. corporate earnings have generally been outstanding. At the end of October, of the 350 companies in the S&P 500 that had announced earnings, 80% beat estimates with double-digit gains in earnings and revenue. To top it all off, the U.S. Federal Reserve's statements during the month about quantitative easing ("QE II") gave courage to investors who may have had concerns about the U.S. economy slowing.

High yield debt continued to be an asset of choice although inflows into high yield debt retail mutual funds were one-half of September's level. New high yield issuance also slowed by one-third but to a still strong $20 billion of new deals in October. Although the market experienced some defaults in September (none in the Fund's portfolio), the trailing twelve-month default rate continued to decline. We do not believe that there will be an increase in default rates in the near term.

As far as individual ratings categories are concerned, bonds rated CCC and below outperformed their higher-rated counterparts by returning 3.54% for the month, while BB-rated bonds were up 2.04%. The top sectors for the month were insurance, real estate, and technology. The bottom-performing sectors were consumer cyclical, consumer non-cyclical and media.

PERFORMANCE ANALYSIS
The initial investment period for the Fund went extremely well. Approximately 90% of the Fund's initial proceeds were invested within the first week. Notwithstanding the considerable size of the Fund, we were able to start using leverage for the Fund after the second week of investment. The Fund uses short proceeds as leverage to make additional investments. At the end of the period, the Fund had approximately 20% in short positions that were used as funding for the additional long positions. The portfolio posted a return of 2.46% (net of fees) for the period September 27, 2010 (Commencement of Operations) to October 31, 2010, compared to the Bank of America Merrill Lynch High Yield Master II Constrained Index, which gained 2.09%. We were able to achieve this despite the transaction cost of getting invested and the drag that occurred from having some cash balance during the ramp-up period.

MARKET AND FUND OUTLOOK
We remain positive on high-yield debt because we believe that it is still attractively priced and that even a slow-growing economy is enough to continue an improving credit quality trend. In our view, a "double dip" recession is not likely. Widely-tracked economic statistics are showing growth across the board. Although employment growth in the U.S. and Western Europe has generally been slow, this slow trajectory of recovery is very similar to the last two recoveries. It is worth pointing out that both of the previous U.S. recoveries (2001 and 1991) were labeled "jobless" recoveries because unemployment did not decline substantially for the first two years following the end of the recession. Whereas many market observers focus on regaining the previous peaks of employment and output, we focus on relative change. Although absolute levels of employment and output are legitimate concerns, looking only at those considerations tends to obscure the fact that overall conditions appear to be improving. The biggest positive of the past two years is the deleveraging that has occurred in the system. We believe that the world financial markets are no longer so exposed to a quick, forced deleveraging. In summary, we remain comfortable with the current slow growth environment and our positioning of the Fund's portfolio. If anything, we are more concerned about a sudden spurt in growth that causes central banks to tighten quickly, than we are that growth will suddenly stop.

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a)
October 31, 2010


   Principal                                                                      Stated      Stated
     Value                                Description                             Coupon     Maturity         Value
-------------  -----------------------------------------------------------------  ------     --------    -------------
ASSET-BACKED SECURITIES - 0.6%

               Ace Securities Corp.
$   5,321,327       Series 2007-HE2, Class A2A (b).............................    0.38%     12/25/36    $   4,134,653
                                                                                                         -------------
               Total Asset-Backed Securities ..................................                              4,134,653
               (Cost $4,138,818)                                                                         -------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%

               Wells Fargo Mortgage Backed Securities Trust
    5,494,847       Series 2006-AR7, Class 2A4 (b).............................    5.50%     05/25/36        4,572,366
                                                                                                         -------------
               Total Collateralized Mortgage Obligations ......................                              4,572,366
               (Cost $4,658,405)                                                                         -------------

CORPORATE BONDS AND NOTES - 94.6%

               Automotive - 4.9%
    2,376,000  Ford Motor Co. .................................................    9.22%     09/15/21        2,791,800
      553,000  Ford Motor Co. .................................................    8.90%     01/15/32          659,453
    3,000,000  Ford Motor Co. .................................................    7.75%     06/15/43        3,165,000
    1,705,000  Ford Motor Co. .................................................    9.98%     02/15/47        2,133,381
    6,000,000  Goodyear Tire & Rubber (The) Co. (c) ...........................   10.50%     05/15/16        6,900,000
   21,000,000  Motors Liquidation Co. (d)......................................    8.38%     07/15/33        7,665,000
    3,500,000  Navistar International Corp. (c)................................    8.25%     11/01/21        3,854,375
    5,000,000  Pinafore Inc., LLC (e)..........................................    9.00%     10/01/18        5,375,000
                                                                                                         -------------
                                                                                                            32,544,009
                                                                                                         -------------

               Banking - 5.6%
   12,000,000  Ally Financial, Inc. ...........................................    8.00%     11/01/31       13,093,164
    8,727,000  BAC Capital Trust XIV ..........................................    5.63%     03/15/12        6,239,805
    6,500,000  Capital One Capital III (c).....................................    7.69%     08/15/36        6,662,500
    6,000,000  Deutsche Postbank Funding Trust IV .............................    5.98%     06/29/49        7,474,008
    4,000,000  Fifth Third Capital Trust IV ...................................    6.50%     04/15/37        3,840,000
                                                                                                         -------------
                                                                                                            37,309,477
                                                                                                         -------------

               Basic Industry - 9.1%
    9,000,000  Associated Materials LLC (e)....................................    9.13%     11/01/17        9,472,500
    3,500,000  Boise Cascade LLC (c) ..........................................    7.13%     10/15/14        3,395,000
    3,635,000  Boise Paper Holdings LLC/Boise Finance Co. .....................    9.00%     11/01/17        3,980,325
    1,357,000  Century Aluminum Co. ...........................................    8.00%     05/15/14        1,384,140
    4,000,000  Cloud Peak Energy Resources Corp., LLC (c) .....................    8.25%     12/15/17        4,370,000
    3,785,000  FMG Resources Pty, Ltd. (e).....................................    7.00%     11/01/15        3,898,550
    5,500,000  Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC .......    8.88%     02/01/18        5,933,125
    4,060,000  Huntsman International LLC (e)..................................    8.63%     03/15/21        4,471,075
    1,145,000  Huntsman International LLC .....................................    8.63%     03/15/21        1,256,638
    3,500,000  Lyondell Chemical Co. (c) ......................................   11.00%     05/01/18        3,937,500
    5,000,000  Momentive Performance Materials, Inc. (e).......................    9.00%     01/15/21        5,200,000
    3,535,000  Nortek, Inc. ...................................................   11.00%     12/01/13        3,782,450
    3,500,000  Texas Industries, Inc. (e)......................................    9.25%     08/15/20        3,701,250
    4,000,000  USG Corp. ......................................................    6.30%     11/15/16        3,600,000
    2,000,000  Vertellus Specialties, Inc. (e).................................    9.38%     10/01/15        2,157,500
                                                                                                         -------------
                                                                                                            60,540,053
                                                                                                         -------------


                     See Notes to Financial Statements                    Page 5




FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
October 31, 2010


   Principal                                                                      Stated      Stated
     Value                                Description                             Coupon     Maturity         Value
-------------  -----------------------------------------------------------------  ------     --------    -------------

CORPORATE BONDS AND NOTES - (Continued)

               Capital Goods - 6.2%
$   3,400,000  Alliant Techsystems, Inc. (c)...................................    6.88%     09/15/20    $   3,595,500
    6,390,000  American Railcar Industries, Inc. (c) ..........................    7.50%     03/01/14        6,501,825
    3,850,000  BE Aerospace, Inc. (c) .........................................    6.88%     10/01/20        4,109,875
    5,000,000  Manitowoc (The), Inc., Co. (c) .................................    8.50%     11/01/20        5,243,750
    3,500,000  Mueller Water Products, Inc. ...................................    7.38%     06/01/17        3,185,000
    7,500,000  Reynolds Group Issuer Inc., LLC ................................    8.50%     05/15/18        7,706,250
    7,500,000  Terex Corp. (c).................................................    8.00%     11/15/17        7,518,750
    3,000,000  Triumph Group, Inc. ............................................    8.63%     07/15/18        3,315,000
                                                                                                         -------------
                                                                                                            41,175,950
                                                                                                         -------------

               Consumer Cyclical - 1.7%
    3,250,000  Acco Brands Corp. (c)...........................................   10.63%     03/15/15        3,684,688
    3,500,000  Neiman Marcus Group (The), Inc. ................................    9.00%     10/15/15        3,675,000
    3,500,000  Phillips-Van Heusen Corp. ......................................    7.38%     05/15/20        3,810,625
                                                                                                         -------------
                                                                                                            11,170,313
                                                                                                         -------------

               Consumer Non-Cyclical - 0.6%
    3,500,000  Libbey Glass, Inc. (e)..........................................   10.00%     02/15/15        3,823,750
                                                                                                         -------------

               Energy - 9.2%
    6,500,000  Chesapeake Energy Corp. (c) ....................................    9.50%     02/15/15        7,572,500
    2,000,000  Compton Petroleum Finance Corp. ................................   10.00%     09/15/17        1,720,000
    3,250,000  Denbury Resources, Inc. ........................................    8.25%     02/15/20        3,640,000
    1,150,000  Ferrellgas Finance Corp., L.P. (c)..............................    9.13%     10/01/17        1,276,500
    4,000,000  Geokinetics Holdings USA, Inc. .................................    9.75%     12/15/14        3,700,000
    4,625,000  Helix Energy Solutions Group, Inc. (e)..........................    9.50%     01/15/16        4,810,000
    3,494,000  Hilcorp Energy I L.P./Hilcorp Finance Co. (e)...................    9.00%     06/01/16        3,703,640
    4,000,000  Hornbeck Offshore Services, Inc. ...............................    8.00%     09/01/17        4,075,000
    3,500,000  Inergy L.P./Inergy Finance Corp. ...............................    8.25%     03/01/16        3,692,500
    7,500,000  Linn Energy LLC/Linn Energy Finance Corp. (c) (e)...............    8.63%     04/15/20        8,137,500
    3,500,000  Markwest Energy Partners L.P./Markwest Energy Finance Corp. ....    8.75%     04/15/18        3,858,750
    5,500,000  PHI, Inc. (e)...................................................    8.63%     10/15/18        5,568,750
    5,000,000  Regency Energy Partners L.P./Regency Energy Finance Corp. (c)...    9.38%     06/01/16        5,625,000
    3,425,000  Targa Resources Partners L.P./Targa Resources Partners
                    Finance Corp. (e)..........................................    7.88%     10/15/18        3,647,625
                                                                                                         -------------
                                                                                                            61,027,765
                                                                                                         -------------

               Financial Services - 9.5%
   18,000,000  American General Finance Corp. (c)..............................    6.90%     12/15/17       15,075,000
   19,500,000  CIT Group, Inc. (c).............................................    7.00%     05/01/17       19,500,000
   10,500,000  GE Capital Trust IV ............................................    4.63%     09/15/66       12,348,961
      410,000  General Electric Capital Corp. .................................    5.50%     09/15/67          513,577
    7,500,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp. (c)......    8.00%     01/15/18        7,753,125
    7,500,000  SLM Corp. (c)...................................................    8.00%     03/25/20        7,593,165
                                                                                                         -------------
                                                                                                            62,783,828
                                                                                                         -------------


Page 6                   See Notes to Financial Statements




FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
October 31, 2010


   Principal                                                                      Stated      Stated
     Value                                Description                             Coupon     Maturity         Value
-------------  -----------------------------------------------------------------  ------     --------    -------------

CORPORATE BONDS AND NOTES - (Continued)

               Healthcare - 2.3%
$   5,880,000  Alere, Inc. (c).................................................    9.00%     05/15/16    $   6,306,300
    5,000,000  Bausch & Lomb, Inc. (c).........................................    9.88%     11/01/15        5,462,500
    3,415,000  HCA, Inc. ......................................................    6.50%     02/15/16        3,525,988
                                                                                                         -------------
                                                                                                            15,294,788
                                                                                                         -------------

               Insurance - 5.9%
    2,450,000  American International Group, Inc. (EUR) (f)....................    8.00%     05/22/38        3,452,553
    3,050,000  American International Group, Inc. (GBP) (f)....................    8.63%     05/22/38        5,058,247
    4,000,000  American International Group, Inc. .............................    8.18%     05/15/58        4,290,000
    2,000,000  American International Group, Inc. (EUR) (f)....................    4.88%     03/15/67        2,247,770
    5,000,000  CHUBB Corp. (c).................................................    6.38%     03/29/67        5,181,250
   11,000,000  Glen Meadow Pass Through Trust (e)..............................    6.51%     02/12/67        9,267,500
    6,500,000  Liberty Mutual Group, Inc. (e)..................................    7.00%     03/15/37        6,095,238
    2,000,000  Lincoln National Corp. .........................................    7.00%     05/17/66        1,970,000
    1,800,000  Lincoln National Corp. .........................................    6.05%     04/20/67        1,683,000
                                                                                                         -------------
                                                                                                            39,245,558
                                                                                                         -------------

               Media - 3.4%
    6,000,000  CCH II LLC/CCH II Capital Corp. (c).............................   13.50%     11/30/16        7,215,000
    3,500,000  Cequel Communications Holdings I LLC/Cequel Capital Corp. (e)...    8.63%     11/15/17        3,762,500
    7,000,000  Clear Channel Communications, Inc. .............................    5.50%     12/15/16        3,832,500
    7,000,000  Clear Channel Worldwide Holdings, Inc. (c)......................    9.25%     12/15/17        7,595,000
                                                                                                         -------------
                                                                                                            22,405,000
                                                                                                         -------------

               Services - 23.1%
    5,532,069  American Airlines Pass Through Trust 2001-01 ...................    7.38%     05/23/19        5,227,805
    5,898,179  American Airlines Pass Through Trust 2001-01 ...................    6.98%     05/23/21        5,131,416
    3,500,000  ARAMARK Corp. (c)...............................................    8.50%     02/01/15        3,692,500
    2,000,000  Ashtead Capital, Inc. (e).......................................    9.00%     08/15/16        2,115,000
    5,500,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (c)........    9.63%     03/15/18        5,940,000
    1,426,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (e)........    8.25%     01/15/19        1,447,390
    6,500,000  Beazer Homes USA, Inc. (c)......................................    8.13%     06/15/16        6,329,375
    6,783,875  Continental Airlines 2003-ERJ1 Pass Through Trust ..............    7.88%     07/02/18        6,732,996
    3,005,149  Continental Airlines 2005-ERJ1 Pass Through Trust ..............    9.80%     04/01/21        3,005,149
    3,050,266  Delta Air Lines 2009-1 Series B Pass Through Trust .............    9.75%     12/17/16        3,248,533
    7,000,000  Delta Air Lines, Inc. (e).......................................   12.25%     03/15/15        8,006,250
    6,786,000  EnergySolutions, Inc., LLC (e)..................................   10.75%     08/15/18        7,447,635
    9,000,000  Harrah's Operating, Inc., Co. ..................................   10.00%     12/15/18        7,852,500
    8,000,000  Hertz Corp (The) (e)............................................    7.50%     10/15/18        8,280,000
    5,250,000  Iron Mountain, Inc. ............................................    8.38%     08/15/21        5,912,813
    5,000,000  K Hovnanian Enterprises, Inc. (c)...............................   10.63%     10/15/16        5,112,500
    8,000,000  MGM Resorts International (c)...................................   11.13%     11/15/17        9,240,000
    3,839,654  Northwest Airlines 2001-1 Class B Pass Through Trust ...........    7.69%     04/01/17        3,820,456
    5,500,000  Pinnacle Entertainment, Inc. (c)................................    7.50%     06/15/15        5,500,000
    3,750,000  Pulte Group, Inc. ..............................................    7.88%     06/15/32        3,450,000
    5,000,000  Railamerica, Inc. (c)...........................................    9.25%     07/01/17        5,562,500
    5,500,000  Standard Pacific Corp. (c)......................................    8.38%     05/15/18        5,726,875


                       See Notes to Financial Statements                  Page 7




FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
October 31, 2010


   Principal                                                                      Stated      Stated
     Value                                Description                             Coupon     Maturity         Value
-------------  -----------------------------------------------------------------  ------     --------    -------------

CORPORATE BONDS AND NOTES - (Continued)

               Services - (Continued)
$   4,847,732  UAL 2009-2B Pass Through Trust (e)..............................   12.00%     01/15/16    $   5,574,892
    7,000,000  United Air Lines, Inc. (e)......................................   12.00%     11/01/13        7,910,000
    5,150,000  United Rentals North America, Inc. (c)..........................    9.25%     12/15/19        5,742,250
    2,500,000  United Rentals North America, Inc. .............................    8.38%     09/15/20        2,550,000
    7,489,740  US Airways 2000-3C Pass Through Trust ..........................    8.39%     03/01/22        6,778,215
    5,000,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (c).............    7.88%     05/01/20        5,450,000
                                                                                                         -------------
                                                                                                           152,787,050
                                                                                                         -------------

               Technology & Electronics - 4.5%
    5,500,000  Alcatel-Lucent USA, Inc. (c)....................................    6.45%     03/15/29        4,620,000
    9,050,000  First Data Corp. (e)............................................    8.88%     08/15/20        9,559,062
   10,000,000  Freescale Semiconductor, Inc. (e)...............................   10.13%     03/15/18       11,025,000
    3,500,000  Unisys Corp. (e)................................................   14.25%     09/15/15        4,235,000
                                                                                                         -------------
                                                                                                            29,439,062
                                                                                                         -------------

               Telecommunications - 4.4%
    7,000,000  Frontier Communications Corp. (c)...............................    9.00%     08/15/31        7,840,000
    3,500,000  MetroPCS Wireless, Inc. ........................................    7.88%     09/01/18        3,771,250
   10,000,000  Sprint Capital Corp. (c)........................................    8.75%     03/15/32       11,025,000
    6,000,000  Sprint Nextel Corp. (c).........................................    9.25%     04/15/22        6,630,000
                                                                                                         -------------
                                                                                                            29,266,250
                                                                                                         -------------

               Utility - 4.2%
    7,500,000  Calpine Corp. (e)...............................................    7.88%     07/31/20        7,893,750
    6,623,000  Edison Mission Energy ..........................................    7.63%     05/15/27        4,487,082
   11,000,000  Energy Future Intermediate Holding Co., LLC/Energy Future
                     Intermediate Holding Finance Inc. (c).....................   10.00%     12/01/20       11,576,422
    3,500,000  NRG Energy, Inc. (e)............................................    8.25%     09/01/20        3,727,500
                                                                                                         -------------
                                                                                                            27,684,754
                                                                                                         -------------
               Total Corporate Bonds and Notes ................................                            626,497,607
               (Cost $614,194,862)                                                                       -------------

   Principal
     Value
    (Local                                                                                    Stated         Value
   Currency)                              Description                             Coupon     Maturity    (US Dollars)
-------------  -----------------------------------------------------------------  ------     --------    -------------

FOREIGN CORPORATE BONDS AND NOTES - 16.7%

               Banking - 5.9%
    6,500,000  ABN AMRO Bank N.V. (EUR) (f)....................................    4.31%     12/10/48        7,219,217
      500,000  Egg Banking PLC (GBP) (f).......................................    6.88%     12/29/21          778,480
    7,579,000  Egg Banking PLC (GBP) (f).......................................    7.50%     12/09/48       11,754,751
    4,500,000  IKB Deutsche Industriebank AG (EUR) ............................    4.50%     07/09/13        5,621,164
    2,100,000  Mizuho Capital Investment, Ltd. (USD) (e) (f)...................   14.95%     06/30/14        2,700,942
    7,344,000  Northern Rock Asset Management PLC (GBP) .......................    9.38%     10/17/21       10,767,468
                                                                                                         -------------
                                                                                                            38,842,022
                                                                                                         -------------


Page 8                    See Notes to Financial Statements




FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
October 31, 2010


   Principal
     Value
    (Local                                                                                    Stated         Value
   Currency)                              Description                             Coupon     Maturity    (US Dollars)
-------------  -----------------------------------------------------------------  ------     --------    -------------

FOREIGN CORPORATE BONDS AND NOTES - (Continued)

               Basic Industry - 2.7%
    5,020,000  FMG Resources (August 2006) Pty Ltd. (USD) (e)..................   10.63%     09/01/16    $   7,429,600
    1,000,000  INEOS Finance PLC (EUR) ........................................    9.25%     05/15/15        1,482,275
    4,000,000  INEOS Group Holdings PLC (EUR) .................................    7.88%     02/15/16        4,927,000
    4,200,000  Stora Enso Oyj (USD) (e)........................................    7.25%     04/15/36        3,927,000
                                                                                                         -------------
                                                                                                            17,765,875
                                                                                                         -------------

               Capital Goods - 0.6%
    3,000,000  Ardagh Packaging Finance (EUR) .................................    9.25%     10/15/20        4,300,686
                                                                                                         -------------

               Energy - 2.0%
    9,400,000  CHC Helicopter S.A. (USD) (e)...................................    9.25%     10/15/20        9,870,000
    3,500,000  Cie Generale de Geophysique-Veritas (USD) ......................    7.50%     05/15/15        3,631,250
                                                                                                         -------------
                                                                                                            13,501,250
                                                                                                         -------------
               Insurance - 1.5%
    5,000,000  ING Groep N.V. (GBP) (f)........................................    5.14%     12/17/48        6,953,197
    3,500,000  Oil Insurance Ltd. (USD) (e) (f)................................    7.56%     06/30/49        3,153,283
                                                                                                         -------------
                                                                                                            10,106,480
                                                                                                         -------------
               Services - 1.7%
    5,250,000  Hapag-Lloyd AG (USD) (e)........................................    9.75%     10/15/17        5,532,187
    5,755,000  Royal Caribbean Cruises Ltd. (USD)  (c).........................    7.50%     10/15/27        5,798,162
                                                                                                         -------------
                                                                                                            11,330,349
                                                                                                         -------------
               Technology & Electronics - 0.6%
    3,000,000  En Germany Holdings B.V. (EUR) .................................   10.75%     11/15/15        4,058,303
                                                                                                         -------------

               Telecommunications - 0.9%
    5,250,000  Intelsat Luxembourg S.A. (USD) .................................   11.25%     02/04/17        5,650,312
                                                                                                         -------------

               Utility - 0.8%
    5,000,000  Intergen N.V. (USD) (e).........................................    9.00%     06/30/17        5,425,000
                                                                                                         -------------
               Total Foreign Corporate Bonds and Notes ........................                            110,980,277
               (Cost $108,110,988)                                                                       -------------


    Shares                                           Description                                             Value
-------------  --------------------------------------------------------------------------------------    -------------

CONVERTIBLE PREFERRED SECURITIES - 2.8%

      374,000  Ford Motor Co. Capital Trust II, 6.50% ...............................................       18,587,800
                                                                                                         -------------
               Total Convertible Preferred Securities ...............................................       18,587,800
               (Cost $18,448,955)                                                                        -------------

SHORT-TERM INVESTMENTS - 1.5%

   10,058,825  Dreyfus Government Cash Management ...................................................       10,058,825
                                                                                                         -------------
               Total Short-Term Investments .........................................................       10,058,825
               (Cost $10,058,825)                                                                        -------------

               Total Investments - 116.9% ...........................................................      774,831,528
               (Cost $759,610,853) (g)


                         See Notes to Financial Statements                Page 9




FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
October 31, 2010


   Principal                                                                      Stated      Stated
     Value                                Description                             Coupon     Maturity        Value
-------------  -----------------------------------------------------------------  ------     --------    -------------

U.S. GOVERNMENT SECURITY SOLD SHORT - (19.0%)

$(125,000,000) United States Treasury Note Bond................................    1.25%     09/30/15    $(125,605,500)
                                                                                                         -------------
               Total U.S. Government Security Sold Short ......................                           (125,605,500)
               (Cost $(125,510,352))                                                                     -------------

               Net Other Assets and Liabilities - 2.0% ........................                             13,377,958
                                                                                                         -------------
               Net Assets - 100.0% ............................................                          $ 662,603,986
                                                                                                         =============

_______________________

    (a) All percentages shown in the Portfolio of Investments are based on net assets.

    (b) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2010.

    (c) This security or a portion of this security is segregated as collateral for investments sold short.

    (d)   The issuer is in default. Income is not being accrued.

    (e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's investment sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2010, securities noted as such amounted to $198,351,869 or 29.9% of net assets.

    (f) Fixed-to-floating rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2010. At a predetermined date, the fixed rate will change to a floating rate.

    (g) Aggregate cost for federal income tax purposes is $759,693,089. As of October 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $16,097,768 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $959,329.

Currency Abbreviations:
    EUR      Euro Dollar
    GBP      British Pound Sterling
    USD      United States Dollar


Page 10                     See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
October 31, 2010


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                  ASSETS TABLE

                                                                                          Level 2            Level 3
                                                    Total             Level 1           Significant        Significant
                                                  Value at            Quoted            Observable        Unobservable
                                                 10/31/2010           Prices              Inputs             Inputs
                                              ----------------   ----------------    ----------------     -------------
Asset-Backed Securities.....................  $      4,134,653   $             --    $      4,134,653     $          --
Collateralized Mortgage Obligations.........         4,572,366                 --           4,572,366                --
Corporate Bonds and Notes*..................       626,497,607                 --         626,497,607                --
Foreign Corporate Bonds and Notes*..........       110,980,277                 --         110,980,277                --
Convertible Preferred Securities............        18,587,800         18,587,800                  --                --
Short-Term Investments......................        10,058,825         10,058,825                  --                --
                                              ----------------   ----------------    ----------------     -------------

Total Investments...........................       774,831,528         28,646,625         746,184,903                --
                                              ----------------   ----------------    ----------------     -------------
Other Financial Instruments:
Forward Foreign Currency Contracts**........           265,018            265,018                  --                --
                                              ----------------   ----------------    ----------------     -------------

Total.......................................  $    775,096,546   $     28,911,643    $    746,184,903     $          --
                                              ================   ================    ================     =============


                                               LIABILITIES TABLE
                                                                                          Level 2            Level 3
                                                    Total             Level 1           Significant        Significant
                                                  Value at            Quoted            Observable        Unobservable
                                                 10/31/2010           Prices              Inputs             Inputs
                                              ----------------   ----------------    ----------------     -------------

U.S. Government Sold Short..................  $  (125,605,500)   $            --     $  (125,605,500)     $         --
Forward Foreign Currency Contracts**........         (227,000)          (227,000)                 --                --
                                              ----------------   ----------------    ----------------     -------------

Total.......................................  $  (125,832,500)   $      (227,000)    $  (125,605,500)     $         --
                                              ================   ================    ================     =============


*  See the Portfolio of Investments for industry breakout.
** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.


                      See Notes to Financial Statements                 Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
October 31, 2010


                        Forward Foreign Currency Contracts to Sell
                                   Contracts to Deliver
                        __________________________________________

                                                                                      Net              Net
                                                    Local                          Unrealized       Unrealized
                                                   Currency         In            Appreciation     Depreciation
Settlement                         Local           Value in       Exchange        of Contracts     of Contracts
   Date       Counterparty      Currency (a)        U.S. $       for U.S. $          U.S. $           U.S. $
----------    ------------     --------------    -----------    ------------      ------------     ------------
11/29/10        JPM            EUR 35,350,000    $49,182,561    $ 49,447,579      $  265,018       $       --
11/29/10        JPM            GBP  1,500,000      2,402,977       2,389,350              --          (13,627)
11/29/10        JPM            GBP 21,370,000     34,234,413      34,021,040              --         (213,373)
                                                                                  ----------       ----------
Unrealized Appreciation (Depreciation)......................................      $  265,018       $ (227,000)
                                                                                  ==========       ==========
Net Unrealized Appreciation (Depreciation)..................................                       $   38,018
                                                                                                   ==========

(a)   Please see page 11 for currency descriptions.


Counterparty Abbreviations:
    JPM   JPMorgan Chase


Page 12                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010


ASSETS:
Investments, at value
     (Cost $759,610,853)...........................................................................   $    774,831,528
Cash...............................................................................................                 25
Foreign currency (Cost $2,361,082).................................................................          2,409,408
Unrealized appreciation on forward foreign currency contracts......................................            265,018
Prepaid expenses...................................................................................              3,019
Receivables:
     Investments sold short........................................................................         20,057,134
     Interest......................................................................................         15,369,104
     Dividends.....................................................................................              8,251
                                                                                                      ----------------
        Total Assets...............................................................................        812,943,487
                                                                                                      ----------------

LIABILITIES:
Investments sold short, at value (proceeds $125,510,352)...........................................        125,605,500
Unrealized depreciation on forward foreign currency contracts......................................            227,000
Payables:
     Investment securities purchased...............................................................         22,940,381
     Offering costs................................................................................            700,577
     Investment advisory fees......................................................................            543,792
     Interest on investments sold short............................................................            137,230
     Administrative fees...........................................................................             44,182
     Audit and tax fees............................................................................             38,200
     Printing fees.................................................................................             35,000
     Custodian fees................................................................................             30,000
     Legal fees....................................................................................             22,500
     Trustees' fees and expenses...................................................................              9,928
     Transfer agent fees...........................................................................              2,667
Other liabilities..................................................................................              2,544
                                                                                                      ----------------
        Total Liabilities..........................................................................        150,339,501
                                                                                                      ----------------
NET ASSETS.........................................................................................   $    662,603,986
                                                                                                      ================
NET ASSETS consist of:
Paid-in capital....................................................................................   $    645,328,956
Par value..........................................................................................            338,552
Accumulated net investment income (loss)...........................................................          1,706,235
Accumulated net realized gain (loss) on investments, forward foreign currency contracts
    and foreign currency transactions..............................................................                 --
Net unrealized appreciation (depreciation) on investments, forward foreign currency
     contracts, foreign currency translation and investment sold short.............................         15,230,243
                                                                                                      ----------------
NET ASSETS.........................................................................................   $    662,603,986
                                                                                                      ================

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................   $          19.57
                                                                                                      ================

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........         33,855,236
                                                                                                      ================


                      See Notes to Financial Statements                  Page 13

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF OPERATIONS
For the Period Ended October 31, 2010 (a)


INVESTMENT INCOME:
Interest...........................................................................................   $      3,710,698
Dividends..........................................................................................              9,227
                                                                                                      ----------------
     Total investment income.......................................................................          3,719,925
                                                                                                      ----------------

EXPENSES:
Investment advisory fees...........................................................................            577,496
Interest expense on investments sold short.........................................................             76,371
Administrative fees................................................................................             46,929
Audit and tax fees.................................................................................             38,200
Printing fees......................................................................................             35,000
Custodian fees.....................................................................................             30,140
Legal fees.........................................................................................             22,500
Trustees' fees and expenses........................................................................              9,928
Transfer agent fees................................................................................              2,778
Other..............................................................................................              3,041
                                                                                                      ----------------
     Total expenses................................................................................            842,383
                                                                                                      ----------------
NET INVESTMENT INCOME (LOSS).......................................................................          2,877,542
                                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
     Forward foreign currency contracts............................................................          (890,317)
     Foreign currency transactions.................................................................          (280,990)
                                                                                                      ----------------
Net realized gain (loss)...........................................................................        (1,171,307)
                                                                                                      ----------------
Net change in unrealized appreciation (depreciation) on:
     Investments...................................................................................         15,220,675
     Forward foreign currency contracts............................................................             38,018
     Foreign currency translation..................................................................             66,698
     Short.........................................................................................           (95,148)
                                                                                                      ----------------
Net change in unrealized appreciation (depreciation)...............................................         15,230,243
                                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................         14,058,936
                                                                                                      ----------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...................................   $     16,936,478
                                                                                                      ================

(a) Initial seed date of August 20, 2010. The Fund commenced operations on September 27, 2010.


Page 14                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                     Period
                                                                                      Ended
                                                                                  10/31/2010 (a)
                                                                                  --------------
OPERATIONS:
Net investment income (loss)....................................................  $     2,877,542
Net realized gain (loss)........................................................       (1,171,307)
Net change in unrealized appreciation (depreciation)............................       15,230,243
                                                                                  ---------------
Net increase (decrease) in net assets resulting from operations.................       16,936,478
                                                                                  ---------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold................................................      646,635,008
Proceeds from Common Shares reinvested..........................................               --
Offering costs..................................................................        (967,500)
                                                                                  ---------------
Net increase (decrease) in net assets resulting from capital transactions.......      645,667,508
                                                                                  ---------------
Total increase (decrease) in net assets.........................................      662,603,986
NET ASSETS:
Beginning of period.............................................................               --
                                                                                  ---------------
End of period...................................................................  $   662,603,986
.................................................................................  ===============
Accumulated net investment income (loss) at end of period.......................  $     1,706,235
B...............................................................................  ===============
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period............................................               --
Common Shares sold .............................................................       33,855,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.......               --
                                                                                  ---------------
Common Shares at end of period..................................................       33,855,236
.................................................................................  ===============

(a) Initial seed date of August 20, 2010. The Fund commenced operations on September 27, 2010.


                     See Notes to Financial Statements                  Page 15

FIRST TRUST HIGH INCOME LONG/SHORT FUND
STATEMENT OF CASH FLOWS
For the Period Ended October 31, 2010


Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations.................    $    16,936,478
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments...................................................       (812,449,070)
     Borrowed investments sold short............................................        105,453,218
     Sales, maturities and paydowns of investments..............................         75,809,430
     Net amortization/accretion of premiums/discounts on investments............            (30,832)
     Net change in net unrealized appreciation/depreciation on forward
        foreign currency contracts..............................................            (38,018)
     Net change in unrealized appreciation/depreciation on investments
        sold short..............................................................             95,148
     Net change in unrealized appreciation/depreciation on investments..........        (15,220,675)
Changes in assets and liabilities:
     Increase in interest receivable............................................        (15,369,104)
     Increase in dividends receivable...........................................             (8,251)
     Increase in prepaid expenses...............................................             (3,019)
     Increase in interest payable on investments sold short.....................            137,230
     Increase in investment advisory fees payable...............................            543,792
     Increase in audit and tax fees payable.....................................             38,200
     Increase in legal fees payable.............................................             22,500
     Increase in printing fees payable..........................................             35,000
     Increase in administrative fees payable....................................             44,182
     Increase in custodian fees payable.........................................             30,000
     Increase in transfer agent fees payable....................................              2,667
     Increase in Trustees' fees and expenses payable............................              9,928
     Increase in other liabilities..............................................              2,544
                                                                                    ---------------
Cash used in operating activities...............................................                        $  (643,958,652)
                                                                                                        ---------------

Cash flows from financing activities:
     Proceeds of Common Shares sold.............................................        646,635,008
     Offering Costs.............................................................           (266,923)
                                                                                    ---------------

Cash flows provided by financing activities.....................................                            646,368,085
                                                                                                        ---------------
Increase in cash................................................................                              2,409,433
                                                                                                        ---------------
Cash at end of period...........................................................                        $     2,409,433
                                                                                                        ===============


Page 16                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND
FINANCIAL HIGHLIGHTS
For a Common Share outstanding throughout the period


                                                     Period
                                                      Ended
                                                 10/31/2010 (a)
                                                ----------------

Net asset value, beginning of period ...........   $     19.10 (b)
                                                   -----------
Income from investment operations:
Net investment income (loss) ...................          0.08
Net realized and unrealized gain (loss) ........          0.42
                                                   -----------
Total from investment operations ...............          0.50
                                                   -----------
Common Shares offering costs charged to
     paid-in capital ...........................         (0.03)
                                                   -----------
Net asset value, end of period .................   $     19.57
                                                   ===========
Market value, end of period ....................   $     20.01
                                                   ===========
Total return based on net asset value (c).......          2.46 %
                                                   ===========
Total return based on market value (c)..........          0.05 %
                                                   ===========

------------------------------------------------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...........   $   662,604
Ratio of total expenses to average net assets ..          1.46% (d)
Ratio of total expenses to average net assets
     excluding interest expense (d).............          1.33% (d)
Ratio of net investment income (loss) to
     average net assets ........................          4.98% (d)
Portfolio turnover rate ........................             0%
------------------------------------------------

(a) Initial seed date of August 20, 2010. The Fund commenced operations on September 27, 2010.

(b)  Net of sales load of $0.90 per share on initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)  Annualized.


                 See Notes to Financial Statements                       Page 17

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2010

                              1. FUND DESCRIPTION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset backed securities, preferred shares, loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC ("MacKay" or the "Sub-Advisor") believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index"). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund's liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for these securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Securities for which market quotations are readily available are valued using the last reported sale price on the business day as of which such value is being determined. If no sales are reported on such business day (as in the case of some securities traded over-the-counter), the last reported bid price is used, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. Mortgage-backed securities ("MBS") and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1) benchmark yields;
      2) reported trades;
      3) broker/dealer quotes;
      4) issuer spreads;
      5) benchmark securities;
      6) bids and offers; and
      7) reference data including market research publications.

A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2010

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

       1)   the fundamental business data relating to the issuer;
       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
       3)   the type, size and cost of security;
       4)   the financial statements of the issuer;
       5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
       6) the information as to any transactions in or offers for the security;
       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
       8)   the coupon payments;
       9) the quality, value and salability of collateral, if any, securing the security;
      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
      12)   other relevant factors.

In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

   o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
   o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
               o Quoted prices for similar securities in active markets.
               o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
               o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
               o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
   o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of October 31, 2010, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2010

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2010, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, equivalent to the unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Statement of Assets and Liabilities and the Schedule of Forward Foreign Currency Contracts. Realized and unrealized gains and loss are included on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the period ended October 31, 2010, the open and close notional values of forward foreign currency contracts were $351,584,379 and $(78,781,214), respectively.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

E. SHORT SALES:

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparties to the short sales may fail to honor its contractual terms, causing a loss to the Fund.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains/losses on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2010

year ended October 31, 2010, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $1,171,307, and an increase in accumulated net realized gain (loss) on investments by $1,171,307. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal period ended October 31, 2010 was as follows:

Distributions paid from:                                  2010

Ordinary income.....................................  $         --
Capital gain........................................            --
Return of capital...................................            --

As of October 31, 2010, the components of accumulated earnings (loss) on a tax basis were as follows:

Undistributed ordinary income.......................  $  1,826,489
Undistributed capital gains.........................            --
Total undistributed earnings........................     1,826,489
                                                      ------------
Accumulated capital and other losses................            --
Net unrealized appreciation (depreciation)..........    15,109,989
                                                      ------------
Total accumulated earnings (losses).................    16,936,478
Other...............................................            --
Paid-in capital.....................................   645,667,508
                                                      ------------
Net assets..........................................   662,603,986
                                                      ------------

G. INCOME AND OTHER TAXES:

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2010, the Fund had no capital loss carryforward for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable year ending 2010 remains open to federal and state audit. As of October 31, 2010, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $967,500 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2010.

J. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2010

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. Managed assets means the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus liabilities other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives.

MacKay serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction is deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's initial investment management and investment sub-advisory agreements and resulted in the automatic termination of the agreements. In anticipation of the Transaction, First Trust Portfolios L.P., as initial shareholder, and the Fund's Board of Trustees approved new investment management and investment sub-advisory agreements between the Fund and First Trust (as advisor) and MacKay (as sub-advisor). The Transaction is not expected to impact the day-to-day operations of the Fund.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period ended October 31, 2010 were $749,572,915 and $66,510, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2010

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund's Portfolio of Investments includes below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund's Portfolio of Investments may also include securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

SHORT SELLING RISK: Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust High Income Long/Short Fund:

We have audited the accompanying statement of assets and liabilities of First Trust High Income Long/Short Fund (the "Fund"), including the portfolio of investments, as of October 31, 2010, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the period from September 27, 2010 (commencement of operations) through October 31, 2010. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust High Income Long/Short Fund as of October 31, 2010, and the results of its operations, its cash flows, changes in its net assets, and the financial highlights for the period from September 27, 2010 (commencement of operations) through October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2010

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2010 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

________________________________________________________________________________

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2010 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the period ended October 31, 2010, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust High Income Long/Short Fund (the "Fund"), including the Independent Trustees, approved the New Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the New Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and MacKay Shields LLC (the "Sub-Advisor"), at a meeting held on September 20, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund.

The Board noted that it had approved an initial investment management agreement (the "Initial Advisory Agreement") with the Advisor and an initial investment sub-advisory agreement among the Fund, the Advisor and the Sub-Advisor (the "Initial Sub-Advisory Agreement" and together with the Initial Advisory Agreement, the "Initial Agreements") with substantially identical terms to the Agreements in connection with the organization of the Fund on July 21, 2010. On August 25, 2010, prior to the commencement of operations of the Fund, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Fund, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the Initial Advisory Agreement and also may result in the "assignment" and termination of the Initial Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen, the Advisor and the Sub-Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements. The Board noted that Initial Agreements would be effective for the period from commencement of operations of the Fund, which was expected on or about September 27, 2010, until the consummation of the Transaction, which was expected on or about October 7, 2010, and that, after the consummation of the Transaction, assuming their approval by the initial shareholder of the Fund (First Trust Portfolios L.P., an affiliate of the Advisor), the Agreements would be effective.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates, the Agreements were the same in all material respects as the Initial Agreements. The Board noted that in connection with its approval of the Initial Agreements on July 21, 2010 (the "Initial Approval"), it had received a separate report from each of the Advisor and the Sub-Advisor in advance of the July 21, 2010 Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services to be provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the proposed advisory fee and sub-advisory fee for the Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; estimated expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. In connection with the September 20, 2010 Board meeting, both the Advisor and the Sub-Advisor represented to the Board that there had been no material changes to the information provided in July 2010 and that the Board could continue to rely on such information.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2010 (UNAUDITED)


Because the Board determined that any differences between the Initial Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the Initial Approval applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and Sub-Advisor responsible for providing services to the Fund. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the Initial Approval, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory and sub-advisory fees to be paid under the Agreements, noting that they were the same as the fees proposed to be paid under the Initial Agreements. The Board considered that in connection with the Initial Approval it had reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the proposed advisory fee and the estimated expense ratio of the Fund as compared to the advisory fees and expense ratios of a limited peer group selected by Lipper. The Board noted that the Fund's proposed advisory fee and estimated expense ratio were above the median advisory fee and expense ratio of the peer group. The Board considered the proposed sub-advisory fee rate and how it would relate to the overall management fee structure of the Fund, noting that the fees to be paid to the Sub-Advisor would be paid by the Advisor from its advisory fee. The Board also considered that it had reviewed the terms of a proposed relationship agreement between the Advisor and Sub-Advisor, which would expire five years after the date of the first public offering of the Fund (the "Expiration Date"). The Board noted that under the proposed terms of the relationship agreement, the Advisor would reimburse the Sub-Advisor for a percentage of the Fund's underwriting and offering costs paid by the Sub-Advisor in the event the Sub-Advisor is terminated without being promptly reinstated as sub-advisor prior to the Expiration Date (except for certain defined events that constitute "termination for cause"). The Board noted the potential conflict of interest for the Advisor created by the relationship agreement. The Board considered that it had reviewed the advisory fees charged by the Advisor to other closed-end funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's. The Board noted that it had also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is generally lower than the fee rate charged by the Sub-Advisor to other similar clients. Since the Fund had yet to commence investment operations, the Board did not consider investment performance of the Fund. On the basis of all the information provided on the fees and expenses of the Fund and the considerations made in connection with the Initial Approval, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and the Sub-Advisor under the Agreements.

The Board noted that in connection with the Initial Approval it had considered the extent to which economies of scale could be realized with respect to the management of the Fund and whether fee levels reflect a reasonable sharing of any such economies of scale for the benefit of Fund shareholders. The Board noted that the Advisor has continued to invest in personnel and infrastructure and indicated that, because the Fund is a closed-end fund, the Advisor believed that any discussion of economies of scale was not material to a discussion of the advisory fee structure. The Board considered the Fund's anticipated asset level and concluded that the advisory fee reflects an appropriate level of sharing of any economies of scale. The Board took the costs to be borne by the Advisor in connection with its services to be performed under the Advisory Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Advisory Agreement to the Advisor. The Board considered that the Sub-Advisor was unable to estimate the profitability of the Sub-Advisory Agreement to the Sub-Advisor, but the Board noted that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party, and that the Sub-Advisor would be paid by the Advisor. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor its exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with the Advisor. The Board considered the fall-out benefits described by the Sub-Advisor that may be realized from its relationship with the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
Board of Trustees and Officers
--------------------------------------------------------------------------------


                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2010 (UNAUDITED)


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                THE FIRST          OTHER
                                                                                                  TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                            FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS             OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                TRUSTEE          TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Three Year     Physician; President, Wheaton                 64             None
c/o First Trust Advisors L.P.         Term           Orthopedics; Co-owner and Co-Director
120 E. Liberty Drive,                                (January 1996 to May 2007), Sports
  Suite 400                                          Med Center for Fitness; Limited
Wheaton, IL 60187                   o Since Fund     Partner, Gundersen Real Estate
D.O.B.: 04/51                         Inception      Limited Partnership; Member,
                                                     Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three Year     President (March 2010 to Present),            64             Director of ADM
c/o First Trust Advisors L.P.         Term           Senior Vice President and Chief                              Investor
120 E. Liberty Drive,                                Financial Officer (May 2007 to March                         Services, Inc.
  Suite 400                         o Since Fund     2010), Vice President and Chief                              and ADM
Wheaton, IL 60187                     Inception      Financial Officer (1990 to May 2007),                        Investor
D.O.B.: 11/57                                        ADM Investor Services, Inc. (Futures                         Services
                                                     Commission Merchant)                                         International

Robert F. Keith, Trustee            o Three Year     President (2003 to Present),                  64             None
c/o First Trust Advisors L.P.         Term           Hibs Enterprises (Financial and
120 E. Liberty Drive,                                Management Consulting)
  Suite 400                         o Since June
Wheaton, IL 60187                     2006
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three Year     President (June 2002                          64             Director of
c/o First Trust Advisors L.P.         Term           to Present), Covenant                                        Covenant
120 E. Liberty Drive,                                College                                                      Transport Inc.
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,            o Three Year     President, First Trust Advisors L.P.          64             Trustee of
President, Chairman of the Board      Trustee        and First Trust Portfolios L.P.;                             Wheaton College
and CEO(1)                            Term and       Chairman of the Board of Directors,
120 E. Liberty Drive,                 Indefinite     BondWave LLC (Software Development
  Suite 400                           Officer        Company/Investment Advisor) and
Wheaton, IL 60187                     Term           Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                        Advisor)
                                   o Since Fund
                                     Inception

---------------------

(1) Mr. Bowen is deemed an interested person of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Board of Trustees and Officers - (Continued)
--------------------------------------------------------------------------------


                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2010 (UNAUDITED)


                                                                TERM OF OFFICE
       NAME, ADDRESS AND          POSITION AND OFFICES          AND LENGTH OF                   PRINCIPAL OCCUPATIONS
         DATE OF BIRTH                 WITH FUND                   SERVICE                       DURING PAST 5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES (3)
-----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley                  Treasurer, Chief               o Indefinite term           Chief Financial Officer,
120 E. Liberty Drive,            Financial Officer                                          First Trust Advisors L.P.
  Suite 400                      and Chief Accounting           o Since Fund                and First Trust Portfolios
Wheaton, IL 60187                Officer                          Inception                 L.P.; Chief Financial
D.O.B.: 11/57                                                                               Officer, BondWave LLC
                                                                                            (Software Development
                                                                                            Company/Investment Advisor)
                                                                                            and Stonebridge Advisors LLC
                                                                                            (Investment Advisor)

Erin E. Chapman                  Assistant Secretary            o Indefinite term           Assistant General Counsel
120 E. Liberty Drive,                                                                       (October 2007 to Present),
  Suite 400                                                     o Since Fund                Associate Counsel (March
Wheaton, IL 60187                                                 Inception                 2006 to October 2007), First
D.O.B.:  08/76                                                                              Trust Advisors L.P. and
                                                                                            First Trust Portfolios L.P.;
                                                                                            Associate Attorney (November
                                                                                            2003 to March 2006), Doyle &
                                                                                            Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer            o Indefinite term           Senior Vice President (April
120 E. Liberty Drive,                                                                       2007 to Present), Vice
  Suite 400                                                     o Since Fund                President (January 2005 to
Wheaton, IL 60187                                                 Inception                 April 2007), First Trust
D.O.B.: 01/66                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

Christopher R. Fallow            Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (August 2006 to Present),
  Suite 400                                                     o Since Fund                Associate (January 2005 to
Wheaton, IL 60187                                                 Inception                 August 2006), First Trust
D.O.B.: 04/79                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

W. Scott Jardine                 Secretary and Chief            o Indefinite term           General Counsel, First Trust
120 E. Liberty Drive,            Compliance Officer                                         Advisors L.P., First Trust
  Suite 400                                                     o Since Fund                Portfolios L.P. and BondWave
Wheaton, IL 60187                                                 Inception                 LLC (Software Development
D.O.B.: 05/60                                                                               Company/Investment Advisor);
                                                                                            Secretary of Stonebridge
                                                                                            Advisors LLC (Investment Advisor)

Daniel J. Lindquist              Vice President                 o Indefinite term           Senior Vice President
120 E. Liberty Drive,                                                                       (September 2005 to Present),
  Suite 400                                                     o Since Fund                First Trust Advisors L.P. and
Wheaton, IL 60187                                                 Inception                 First Trust Portfolios L.P.
D.O.B: 02/70

Coleen D. Lynch                  Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (January 2008 to Present),
  Suite 400                                                     o Since Fund                First Trust Advisors L.P. and
Wheaton, IL 60187                                                 Inception                 First Trust Portfolios L.P.;
DOB: 07/58                                                                                  Vice President (May 1998 to
                                                                                            January 2008), Van Kampen
                                                                                            Asset Management and Morgan
                                                                                            Stanley Investment Management

Kristi A. Maher                  Assistant Secretary            o Indefinite term           Deputy General Counsel (May
120 E. Liberty Drive,            and Deputy Chief                                           2007  to Present), Assistant
  Suite 400                      Compliance Officer             o Assistant                 General Counsel (March 2004 to
Wheaton, IL 60187                                                 Secretary since           May 2007), First Trust
D.O.B.: 12/66                                                     Fund Inception            Advisors L.P. and First Trust
                                                                                            Portfolios L.P.
                                                                o Deputy Chief
                                                                  Compliance
                                                                  Officer since
                                                                  Fund Inception


---------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Privacy Policy
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2010 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     o   Information about your transactions with us, our affiliates or others;

     o Information we receive from your inquiries by mail, e-mail or telephone; and

     o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

First Trust [LOGO OMITTED]



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187


INVESTMENT SUB-ADVISOR
MacKay Shields LLC
9 West 57th Street
New York, NY 10019


ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



Inside Back Cover

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed from Registrant's inception on September 27, 2010 through October 31, 2010 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal year were $9,000.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed from Registrant's inception on September 27, 2010 through October 31, 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

          Audit-Related Fees (Investment Adviser) -- The aggregate fees billed from Registrant's inception on September 27, 2010 through October 31, 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $10,000. These were for the organizational and offering fees of the Registrant.

      (c) Tax Fees (Registrant) -- The aggregate fees billed from Registrant's inception on September 27, 2010 through October 31, 2010 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $0

          Tax Fees (Investment Adviser) -- The aggregate fees billed from Registrant's inception on September 27, 2010 through October 31, 2010 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's investment adviser were $0.

      (d) All Other Fees (Registrant) -- The aggregate fees billed from Registrant's inception on September 27, 2010 through October 31, 2010 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

          All Other Fees (Investment Adviser) -- The aggregate fees billed from Registrant's inception on September 27, 2010 through October 31, 2010 for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

  (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

  (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from Registrant's inception on September 27, 2010 through October 31, 2010 were $0 for the Registrant and $6,000 for the Registrant's investment adviser.

  (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.


INFORMATION PROVIDED AS OF JANUARY 6, 2011

MacKay Shields LLC is a registered investment adviser founded in 1938, and is Sub-Advisor to First Trust High Income Long/Short Fund (the "Registrant"). MacKay Shields LLC utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Investment decisions are carried across all portfolios with similar guidelines. While portfolio managers conduct their own industry-specific research, all information is continually shared with the other members of the investment team. Additionally, portfolio managers will cross-train to gain familiarity with other industries. The Team generally comes to consensus on the appropriateness of a security for inclusion or removal from the portfolio. On the occasions this is not possible, Dan Roberts (Senior Managing Director and Head of the High Yield Active Core Division), as Head of the Team, is ultimately responsible and has final decision-making power.

Dan Roberts, PhD

Senior Managing Director, Chief Strategist, High Yield Active Core Division Mr. Roberts has 27 years of investment experience. During Mr. Roberts' career, he has served as a Chief Investment Officer/Managing Director and head of several fixed-income groups. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from University of Iowa. In October 2004, Mr. Roberts joined MacKay Shields as Head of High Yield Active Core Portfolio Management when the firm acquired the high yield and global high yield assets of Pareto Partners.

Louis N. Cohen, CFA

Managing Director, Director of Research, High Yield Active Core Division Mr. Cohen has 28 years of investment experience. During his career, Mr. Cohen has served as a Core/Core Plus Portfolio Manager and was Co-Chairman of a Credit Committee. He has extensive credit experience, beginning in a Commercial Banking Department. He began to specialize in fixed-income in 1981, and became a fixed-income credit manager at several major firms. With experience in the fixed-income markets since 1978, Mr. Cohen is a past President of the Capital Markets Credit Analyst Society and a member of the New York Society of Security Analysts. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst designation. Mr. Cohen joined MacKay Shields in October 2004 as a Director of Research and portfolio manager for Core Plus Opportunities when the firm acquired the high yield and global high yield assets of Pareto Partners.

Michael Kimble, CFA

Managing Director, Co-Head of High Yield Portfolio Management, High Yield Active Core Division Mr. Kimble has 22 years of investment experience. During Mr. Kimble's career, he has served as a fixed-income credit analyst, a high-yield bond analyst and a portfolio manager. He has also been Co-Chairman of a Credit Committee. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations. Mr. Kimble received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. He also holds the Chartered Financial Analyst designation. Mr. Kimble joined MacKay Shields in October 2004 as Director and Co-Head of High Yield portfolio management when the firm acquired the high yield and global high yield assets of Pareto Partners.

Taylor Wagenseil

Managing Director, Co-Head of High Yield Portfolio Management, High Yield Active Core Division Mr. Wagenseil has 27 years of investment experience. During his career, Mr. Wagenseil has served as a specialist in troubled loan workouts and recoveries. He headed a High Yield Commercial Paper Research department and has been a managing director of a Financial Restructuring Group. He was a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and an MBA (finance) from the Harvard Business School. Mr. Wagenseil joined MacKay Shields in October 2004 as Director and Co-Head of High Yield portfolio management after the firm acquired the high yield and global high yield assets of Pareto Partners.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST


INFORMATION PROVIDED AS OF OCTOBER 31, 2010.


                                                                                        # of Accounts    Total Assets
                                                                                         Managed for       for which
                                                             Total # of      Total     which Advisory   Advisory Fee is
Name of Portfolio Manager or                                  Accounts      Assets     Fee is Based on     Based on
        Team Member*                Type of Accounts*          Managed       (MIL)       Performance      Performance

1.  Dan Roberts               Registered Investment               6        $1,373.9           0               $0
                              Companies:
                              Other Pooled Investment             3         $232.2            0               $0
                              Vehicles:

                              Other Accounts:                    44        $10,398.3          7            $1,045.6



                              Registered Investment               6        $1,373.9           0               $0
2.  Louis Cohen               Companies:
                              Other Pooled Investment             3         $232.2            0               $0
                              Vehicles:

                              Other Accounts:                    44        $10,398.3          7            $1,045.6

                              Registered Investment               6        $1,373.9           0               $0
3. Michael Kimble             Companies:
                              Other Pooled Investment             3         $232.2            0               $0
                              Vehicles:

                              Other Accounts:                    44        $10,398.3          7            $1,045.6

                              Registered Investment               6        $1,373.9           0               $0
4.  Taylor Wagenseil          Companies:
                              Other Pooled Investment             3         $232.2            0               $0
                              Vehicles:

                              Other Accounts:                    44        $10,398.3          7            $1,045.6

* The High Yield Active Core Team utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account.


POTENTIAL CONFLICTS OF INTERESTS

The High Yield Active Core Team provides portfolio management services for other MacKay Shields accounts, including: mutual funds; institutional separately managed accounts; and private commingled funds. Except for distinctions based on investment objectives, investment guidelines and cash flow, all accounts are treated the same, regardless of fee structure.

Consistent with its policy not to favor any one client over another, MacKay Shields has the following procedures, among others: (1) trade allocation procedures that provide for the pro rata allocation of investment opportunities among clients in a particular strategy, with certain exceptions; (2) a general prohibition against same day opposite direction transactions; and (3) short sale trade procedures requiring pre-approval of short sales and restricting certain short sales.

Mackay Shield's Trade Allocation Policy provides that: (1) no client will be favored over any other client; (2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) MacKay Shields' Legal/Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process. The policy contains a procedure for limited offerings, which provides that in a limited offering, the allocations may be pro rata based on the size of the order or account size and within a strategy pro rata based on account size. Under this policy, when determining which accounts will participate in a trade, the portfolio managers will consider various objective criteria which may include but are not limited to: client cash limitations, actual and anticipated account inflows and outflows, duration and/or average maturity, account size, deal size, trade lots, existing exposure to an issuer or industry type and specific investment objectives and other practical limitations. If the aggregated order is filled in its entirety, it will be allocated among clients in accordance with the target allocation; if the order is partially filled, it will be allocated pro rata based on the allocation methodology recorded in the trade order management system.

Special considerations pertain to situations where one strategy may conflict with another. It is the policy of MacKay Shields that no one client be favored over another. For example, one strategy may focus on selling certain securities short, with the expectation of profit in the event that the prices for such securities decrease, while another strategy may involve acquiring securities "long." As stated above, it is the policy of MacKay Shields that no one client be favored over another. To effect that policy in cases where strategies compete or conflict with each other, MacKay Shields has adopted the following procedures:

      a) Each portfolio manager will determine, separately from any other managers, the securities to purchase and sell on any given day with respect to the clients and strategies for which they are responsible.

      b) In the event that the same strategy purchases or sells the same security on the same trading day, all accounts participating in the transaction for that security shall be average-priced (same-day trades executed on behalf of different strategies may not be average-priced), provided, however, that short sales for a particular security shall not be average-priced with purchases of the same security.

      c) If a portfolio manager enters a buy or sell order for the same security for more than one client or strategy, and the orders are worked concurrently and not completely filled, each applicable client or strategy will be allotted securities pro rata, in proportion to the amounts specified in the portfolio manager's orders as described above.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS


INFORMATION PROVIDED AS OF OCTOBER 31, 2010.


The components of the compensation received by the Portfolio Managers are base salary and both a short-term incentive bonus and a long-term incentive bonus (deferred compensation). The short-term incentive bonus is a significant percentage of MacKay's pre-tax profits and is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. MacKay Shields has performance-based fee arrangements with certain "eligible clients". Performance-based fees may be calculated as a percentage of returns, or as a percentage of the increase in net asset value, and may be tied to a client-directed benchmark or loss carry forward. A portion of these performance-based fees forms a part of the short-term incentive bonus pool for all MacKay Shields employees. Of course, there are periods in which MacKay Shields does not earn any performance fee. The short-term incentive bonus generally represents a sizable amount of compensation relative to the base salary. The long-term incentive bonus (deferred compensation) is comprised of a Phantom Stock Plan in which awards of phantom stock are granted and vest over a number of years. The compensation is determined at the discretion of the Compensation Committee of the Board of Managers of MacKay Shields. The Compensation Committee considers quantitative factors such as the overall performance and profitability of the firm and investment performance of the portfolio management team and qualitative factors such as merit, level of responsibility and responsiveness and assessment of performance in non-portfolio management areas including teamwork, leadership and contribution to the overall success of the organization. MacKay Shields has historically offered a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate, and reward key executives, and which was modified in 2010. Awards have been made annually and vesting takes place over a period of several subsequent years.


(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP


INFORMATION PROVIDED AS OF OCTOBER 31, 2010.


                                      Dollar Range of Fund Shares
      Name                                 Beneficially Owned
      Dan Roberts                                  $0
      Taylor Wagenseil                             $0
      Louis Cohen                                  $0
      Michael Kimble                               $0


(b) Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Registrant's organizational meeting, the Registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees as described below:

Any proposal to elect any person nominated by shareholders for election as trustee may only be brought before an annual meeting of the Registrant if timely written notice (the "Shareholder Notice") is provided to the secretary of the Registrant. Unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at Registrant's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the Registrant's proxy statement released to shareholders for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of the Registrant shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s);
(C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) shall deliver, as part of such Shareholder
Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal;
(iii) such shareholder's name and address as they appear on the Registrant's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the Exchange Act; (v) the class or series and number of all shares of the Registrant owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. As used herein, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3)  Not applicable.

  (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust High Income Long/Short Fund


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 21, 2010



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 21, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Chief Financial
                          Officer and Chief Accounting Officer
                          (principal financial officer)

Date December 21, 2010

* Print the name and title of each signing officer under his or her signature.